POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ John H. Streur
Date	Signature

/s/ Traci Goldt	John H. Streur
Witness	Name of Trustee and Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ Vicki L. Benjamin
Date	Signature

/s/ Traci Goldt	Vicki L. Benjamin
Witness	Name of Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ D. Wayne Silby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ John G. Guffey, Jr.
Date	Signature

/s/ Traci Goldt	John G. Guffey, Jr.
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ Rebecca Adamson
Date	Signature

/s/ Traci Goldt	Rebecca L. Adamson
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ Richard Baird, Jr.
Date	Signature

/s/ Traci Goldt	Richard L. Baird, Jr.
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ Joy Vida Jones
Date	Signature

/s/ Traci Goldt	Joy V. Jones
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ Terrence Mollner
Date	Signature

/s/ Traci Goldt	Terrence J. Mollner
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

___________________	/s/ _________________________________
Date	Signature

/s/ _________________________________	Sydney A. Morris
Witness	Name of Trustee

_________________________________
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of Calvert Social Investment Fund (“CSIF”), hereby constitute Andrew K. Niebler, Esq., Lancelot A. King, Esq., and Robert D. Benson, Esq. my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N-14 relating to the proposed merger of Calvert Global Value Fund and Calvert Global Equity Income Fund, each a series of Calvert SAGE Fund (“CSF”), and Calvert Large Cap Core Portfolio, a series of CSIF, into Calvert Equity Portfolio, a series of CSIF, including any amendments to the Registration Statement filed by CSIF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of CSIF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting CSIF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

03/01/16	/s/ Miles Harper
Date	Signature

/s/ Traci Goldt	Miles D. Harper, III
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)